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                                  EXHIBIT 10.9

                         AMENDMENT TO THE PENTAIR, INC.
                       EXECUTIVE OFFICER PERFORMANCE PLAN

         The Pentair, Inc. Executive Officer Performance Plan (the "EOPP") as currently in effect is hereby amended effective August 23, 2000 as follows:

         1. A new section entitled "Change in Control" be and hereby is added to the end of the EOPP, which section shall read as follows:

         CHANGE IN CONTROL

                  For purposes of the EOPP, a "Change in Control" is a change in control of Pentair as defined in the KEESA, and the "KEESA" is the Key Executive Employment and Severance Agreement, as approved by the Pentair Board of Directors effective August 23, 2000.

                  If an EOPP participant is employed by Pentair on the date of a Change in Control, or if an EOPP participant who has entered into a KEESA terminates employment before a Change in Control but is entitled to benefits under Section 2(b) of the KEESA, then the following provisions shall apply.

         1. If the Change in Control occurs prior to the end of the fiscal year to which an Incentive Award relates, the Incentive Award for such fiscal year shall be (i) determined by using the participant's annual base salary rate as in effect immediately before the Change in Control and by assuming the EOPP Goals for such fiscal year have been attained, and (ii) paid to the participant in cash within ten (10) days of the Change in Control.

         2. If the Change in Control occurs at such time as the participant has not received payment of an Incentive Award for a prior fiscal year, then the cash portion of such Incentive Award allocated to the participant, based upon the attainment of the EOPP Goals for such fiscal year, shall be paid to the participant within ten (10) days of the Change in Control.

         3. The requirement that the participant remain employed through the end of the incentive period to which the Incentive Award relates shall not apply.

         4. The requirement that an Incentive Award be paid after completion of an annual audit and completion of a review and approval by the Compensation Committee shall not apply.

         5. The Minimum Operating Income Requirement provision of the EOPP shall not apply to the Incentive Award described in paragraph 1 immediately preceding.

         6. The Compensation Committee shall not have the discretion to reduce the

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                  amount of, or eliminate, an Incentive Award.

         7. The Maximum Award provision of the EOPP shall remain in effect.

         8. If an Incentive Award for a fiscal year referenced in paragraph 2 immediately preceding exceeds one times the participant's annual base salary for such year, then immediately upon a Change in Control such excess shall be paid to the participant in restricted shares and such shares shall be subject to the terms and provisions of the Pentair Omnibus Stock Incentive Plan upon a Change in Control.

         9. To the extent any provision of the EOPP may be in conflict with this Change in Control provision, the provisions of this section shall apply. In the case of any conflict between the terms and provisions of this Plan and the terms and provisions of the KEESA entered into by an EOPP participant, the terms of such KEESA shall control to the extent more beneficial to such participant, and the obligations of Pentair under such KEESA shall be in addition to any of its obligations under the EOPP.

         2. The foregoing amendment shall apply to individuals who are participants under the EOPP on August 23, 2000, or thereafter.

                             _______________________

         The undersigned, by the authority of the Board of Directors of Pentair, Inc., does hereby approve the form and content of this amendment to the EOPP.


Dated:__________________________      _________________________________________
                                      Louis L. Ainsworth
                                      Senior Vice President and General Counsel of Pentair, Inc.


         The undersigned, by the authority of the Board of Directors of Pentair, Inc., does hereby execute the foregoing document for and on behalf of Pentair, Inc. effective as of August 23, 2000.

                                      PENTAIR, INC.


Dated:__________________________      By:______________________________________
                                         Its:__________________________________




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